Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered

	Reporting Period:	August-05

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation (or copies of Debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ ROBERT DUNN	9/22/05
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	August 31, 2005

FED ID	Case Number

57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company

54-0925005	03-13185	EAGLE Premium Finance Company, Inc.

58-2358369	03-13186	TICO Premium Finance Company, Inc.

57-0926039	03-13187	Thaxton Insurance Group, Inc.

57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation

58-2358372	03-13191	TICO Credit Company, Inc.

56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.

57-1109035	03-13196	TICO Credit Company of Alabama, Inc.

62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.

57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.

57-1110723	03-13199	TICO Credit Company of Georgia, Inc.

31-4256360	03-13200	Modern Finance dba TICO Credit Company

31-0819992	03-13202	Modern Financial Services, Inc.

74-2873274	03-13182	TICO Credit Company

64-0560143	03-13201	TICO Credit Company

75-2714829	03-13203	TICO Credit Company

57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation

57-0997623	03-13205	Southern Management Corporation

62-1618281	03-13206	Southern Finance of Tennessee, Inc.

57-1002963	03-13211	Covington Credit of Texas, Inc.

57-1013036	03-13207	Southern Financial Management, Inc.

57-1094987	03-13208	Covington Credit, Inc.

58-1435012	03-13209	Covington Credit of Georgia, Inc.

57-0827143	03-13212	Southern Finance of South Carolina, Inc.

57-0857420	03-13213	Quick Credit Corporation, Inc.

57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.

27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	22,419,102	—			22,419,102	27,088,064	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	9,874,795				9,874,795	7,975,000	312,675,219	286,161,238
Interest Income/Other Income	29,562				29,562		6,823,746	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		46,302,400	—
Transfers between Accounts	(2,736,349)	2,736,349			—		0	—
Proceeds from the Sale of Assets
							—	—

Total Receipts	7,168,008	2,736,349	—	—	9,904,357	7,975,000	365,801,365	287,382,238

Disbursements
Gross Payroll/Payroll Taxes		2,736,349			2,736,349	1,542,500	53,016,500	51,092,945
Sales, Use & Other Taxes	9,769				9,769		1,333,883	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	188,195				188,195		1,707,750	—
Insurance/Payroll WH paid from operating accounts	49,161				49,161		183,864	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	1,819,950				1,819,950	2,153,500	60,345,349	50,067,554
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	6,063,840				6,063,840	4,890,000	154,501,026	154,757,824
					—		—
Deposits to Lenders	—				—		70,364,223	2,500,000
Professional fees - Carve-out	1,254,893				1,254,893	—	24,596,987	21,411,525
US Trustee Quarterly Fees	70,250				70,250	—	590,801	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	9,456,058	2,736,349	—	—	12,192,408	8,586,000	366,640,384	280,308,098

Net Cash Flow
(Receipts less Disbursements)	(2,288,050)	—	—	—	(2,288,050)	(611,000)	(839,019)	7,074,140

Cash - End of Month	20,131,052	—	—	—	20,131,052	26,477,064	20,131,052	26,477,064

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP CONSOLIDATED

Week Ending	BUDGET 8/5	BUDGET 8/12	BUDGET 8/19	BUDGET 8/26	BUDGET MONTH AUGUST
Beginning Cash	$27,088,064	$25,965,064	$25,817,064	$25,728,064	$27,088,064
Cash Receipts
TICO Cash Collected					—
SM Cash Collected	2,000,000	1,700,000	2,000,000	1,800,000	7,500,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—		—
	—	—	—	475,000	475,000

Total Cash Receipts	2,000,000	1,700,000	2,000,000	2,275,000	7,975,000

					—
					—
Cash Disbursements					—
Loan Proceeds Checks	1,200,000	1,200,000	1,100,000	1,100,000	4,600,000
Expenses related to Loans	75,000	75,000	80,000	60,000	290,000
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	1,275,000	1,275,000	1,180,000	1,160,000	4,890,000

					—

NET CASH RECEIPTS	725,000	425,000	820,000	1,115,000	3,085,000

					—
CASH DISBURSEMENTS:					—
					—
Operating Cash Disbursements					—
					—
Advertising	75,000	35,000	35,000	55,000	200,000
Bank Charges		35,000			35,000
Claims Funding*	55,000	65,000	25,000	45,000	190,000
Company Auto	20,000	1,500	1,500	1,500	24,500
Computer Costs	10,000	1,000	2,000	5,000	18,000
Dues And Subscriptions	5,000	500	500	500	6,500
Employee Reimbursements - collections exp	500				500
Equipment Rental	5,000			5,000	10,000
Fixed Assets	75,000	60,000	40,000	10,000	185,000
Forms & Printing	35,000	20,000	15,000	—	70,000
Insurance	27,000	25,000			52,000
Meals & Entertainment	15,000	1,000	5,000	10,000	31,000
Miscellaneous	7,000	23,000	3,000	3,000	36,000
Office Expense	7,000	3,000	4,000	3,000	17,000
Postage	15,000	15,000	15,000	10,000	55,000
Prepaid Expenses					—
Prepaid Software ABS	48,000	21,000	5,000		74,000
Professional Fees-Ordinary Course	15,000		5,000		20,000
Rent	15,000	8,000	12,000	180,000	215,000
Repairs & Maintenance	6,000	6,000	6,000	6,000	24,000
Roadgard		70,000			70,000
Seminars & Meetings	5,000		5,000		10,000
Taxes & Licenses	5,000	5,000			10,000
Telephone	40,000	17,000	25,000	20,000	102,000
Temporary Agency Staff	6,000	3,000	3,000	3,000	15,000
Board of Directors					—
Travel	30,000	2,000	2,000	2,000	36,000
Utilities	18,000	11,000	10,000	7,000	46,000

Total Operating Cash Disbursements	539,500	428,000	219,000	366,000	1,552,500

					—
					—
Other Items					—
					—
Interest to Finova					—
Payroll Paid TTG					—
Payroll Paid SMC	670,000	145,000	690,000		1,505,000
401K	37,500				37,500
Restructuring Officer					—
Insurance Renewal					.—
Credit Insurance Carrier	601,000				601,000
Pre-Filing Prepays					—
Bank Fees and Expenses					—
Deposit to Lender					—
Special Litigation Expense					—
KERP					—
US Trustee					—
Bankruptcy Professionals					—

Total Other Items	1,308,500	145,000	690,000	—	2,143,500

					—
Cash from Operations					—
Total Collections	2,000,000	1,700,000	2,000,000	2,275,000	7,975,000
Total Disbursements	3,123,000	1,848,000	2,089,000	1,526,000	8,586,000

Net Cash from Operations	(1,123,000)	(148,000)	(89,000)	749,000	(611,000)

Restructuring Expense	—	—	—	—	—

Net Change in Cash	(1,123,000)	(148,000)	(89,000)	749,000	(611,000)

Adjustment due to New Budget Period					—

Ending Cash	25,965,064	25,817,064	25,728,064	26,477,064	26,477,064

THE THAXTON GROUP MONTHLY OPERATING REPORT - August 2005

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY	JOINTLY ADMINISTERED
Monthly Court Report for August-05

		HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	22,419,102.44	21,990,354.64	—	—	—	—	(5,583.29)		435,687.03	(1,355.94)

			—
TICO Cash Collected	14,763.81	—		—	—	—	—		—	14,763.81
SM Cash Collected	9,860,031.48	—		—	—	—	—		9,860,031.48	—
TIG Cash Collected	—	—		—	—	—	—		—	—
TPF Cash Collected	—	—		—	—	—	—		—	—
TCL Cash Collected	—	—		—	—	—	—		—	—
Other Income Collected	29,561.91	28,535.73		—	—	—	—		207.79	818.39
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	9,904,357.20	28,535.73	—	—	—	—	—	—	9,860,239.27	15,582.20

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	(656,316.97)		—	—	—	—		661,444.03	(5,127.06)
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	9,904,357.20	(627,781.24)	—	—	—	—	—	—	10,521,683.30	10,455.14

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	5,773,833.54	—		—	—	—	—		5,773,833.54	—
Expenses related to Loans\Thaxton Insurance Group	290,006.74	—		—	—	—	—		290,223.15	(216.41)

Subtotal - Loans	6,063,840.28	—	—	—	—	—	—		6,064,056.69	(216.41)

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	131,572.98	—		—	—	—	—		131,572.98	—
Bank Charges	20,399.95	135.44		—	—	—	—		20,264.51	—
Claims Funding*	189,319.06	—		—	—	—	—		189,319.06	—
Company Auto	12,358.75	—		—	—	—	—		12,358.75	—
Computer Costs	8,974.53	4,285.50		—	—	—	—		4,348.03	341.00
Dues And Subscriptions	4,916.95	—		—	—	—	—		4,916.95	—
Employee Reimbursements - collections exp	409.69	—		—	—	—	—		—	409.69
Equipment Rental	2,589.08	—		—	—	—	—		2,589.08	—
Fixed Assets	103,801.70	—		—	—	—	—		103,801.70	—
Forms & Printing	47,765.60	—		—	—	—	—		47,765.60	—
Insurance	49,160.79	(1,760.46)		—	—	—	—		50,921.25	—
Meals & Entertainment	9,466.89	—		—	—	—	—		9,466.89	—
Miscellaneous	56,817.52	2,001.00		—	—	—	—		54,816.52	—
Office Expense	9,297.90	526.53		—	—	—	—		8,771.37	—
Postage	42,208.16	286.92		—	—	—	—		40,472.71	1,448.53
Prepaid Expenses	—	—		—	—	—	—		—	—
Prepaid Software ABS	63,185.13	—		—	—	—	—		63,185.13	—
Professional Fees-Ordinary Course	34,182.00	7,726.28		—	—	—	—		26,440.72	15.00
Rent	188,194.99	345.00		—	—	—	—		187,792.49	57.50
Repairs & Maintenance	21,397.51	148.00		—	—	—	—		21,249.51	—
Seminars & Meetings	3,434.08	—		—	—	—	—		3,434.08	—
Taxes & Licenses	9,768.81	625.17		—	—	—	—		9,143.64	—
Telephone	103,939.51	805.12		—	—	—	—		103,135.63	(1.24)
Temporary Agency Staff	9,795.53	75.00		—	—	—	—		9,763.25	(42.72)
Travel	22,968.16	91.13		—	—	—	—		22,877.03	—
Utilities	52,709.26	470.42		—	—	—	—		52,077.89	160.95
Interest to Finova	385,375.52	385,375.52		—	—	—	—		—	—
Payroll Paid TTG	35,033.46	26,485.20		—	—	—	—		—	8,548.26
Payroll Paid SMC	2,701,315.80	—		—	—	—	—		2,701,315.80	—
Restructuring Officer	48,000.00	48,000.00		—	—	—	—		—	—
Credit Insurance Payments	403,248.19	—		—	—	—	—		403,248.19	—
Deposit to Lender	—	—		—	—	—	—		—	—
US Trustee	70,250.00	70,250.00		—	—	—	—		—	—
Bankruptcy Professionals	1,254,893.16	1,254,893.16		—	—	—	—		—	—
Other	31,816.74	1,730.00		—	—	—	—		30,086.74	—

Total Other Cash Disbursements	6,128,567.40	1,802,494.93	—	—	—	—	—		4,315,135.50	10,936.97

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	12,192,407.68	1,802,494.93	—	—	—	—	—		10,379,192.19	10,720.56

	20,131,051.96	19,560,078.47	—	—	—	—	(5,583.29)		578,178.14	(1,621.36)

BANK ACCOUNT RECONCILED BALANCES:	20,131,051.96	19,560,078.47			—	—	(5,583.29)		578,178.14	(1,621.36)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance.

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ ROBERT DUNN
Signature

Robert Dunn 9/22/05
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED

Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	22,419,102.44		—	22,419,102.44

TICO Cash Collected	14,763.81	—	—	14,763.81
SM Cash Collected	9,860,031.48	—	—	9,860,031.48
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	29,561.91	—	—	29,561.91
	—	—	—	—
Proceeds from the sales of the TICO Assets	—	—	—	—

SUBTOTAL	9,904,357.20	—	—	9,904,357.20

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,736,349.26)	2,736,349.26	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	7,168,007.94	2,736,349.26	—	9,904,357.20

Cash Disbursements - Loans
Loan Proceeds Checks	5,773,833.54			5,773,833.54
Expenses related to Loans\Thaxton Insurance Group	290,006.74			290,006.74

Subtotal - Loans	6,063,840.28	—	—	6,063,840.28

	—
Cash Disbursements - Other	—
Advertising	131,572.98		—	131,572.98
Bank Charges	20,399.95	—	—	20,399.95
Claims Funding*	189,319.06		—	189,319.06
Company Auto	12,358.75	—	—	12,358.75
Computer Costs	8,974.53	—	—	8,974.53
Dues And Subscriptions	4,916.95	—	—	4,916.95
Employee Reimbursements - collections exp	409.69	—	—	409.69
Equipment Rental	2,589.08	—	—	2,589.08
Fixed Assets	103,801.70	—	—	103,801.70
Forms & Printing	47,765.60	—	—	47,765.60
Insurance	49,160.79	—	—	49,160.79
Meals & Entertainment	9,466.89	—	—	9,466.89
Miscellaneous	56,817.52	—	—	56,817.52
Office Expense	9,297.90	—	—	9,297.90
Postage	42,208.16	—	—	42,208.16
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	63,185.13	—	—	63,185.13
Professional Fees-Ordinary Course	34,182.00	—	—	34,182.00
Rent	188,194.99	—	—	188,194.99
Repairs & Maintenance	21,397.51	—	—	21,397.51
Seminars & Meetings	3,434.08	—	—	3,434.08
Taxes & Licenses	9,768.81	—	—	9,768.81
Telephone	103,939.51	—	—	103,939.51
Temporary Agency Staff	9,795.53	—	—	9,795.53
Travel	22,968.16	—	—	22,968.16
Utilities	52,709.26	—	—	52,709.26
Interest to Finova	385,375.52	—	—	385,375.52
Payroll Paid TTG	—	35,033.46	—	35,033.46
Payroll Paid SMC	—	2,701,315.80	—	2,701,315.80
Restructuring Officer	48,000.00	—	—	48,000.00
Credit Insurance Payments	403,248.19	—	—	403,248.19
Deposit to Lender	—	—	—	—
US Trustee	70,250.00	—	—	70,250.00
Bankruptcy Professionals	1,254,893.16	—	—	1,254,893.16
Other	31,816.74	—	—	31,816.74

Total Other Cash Disbursements	3,392,218.14	2,736,349.26	—	6,128,567.40

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	9,456,058.42	2,736,349.26	—	12,192,407.68

	20,131,051.96	—	—	20,131,051.96

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH -ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,802,494.93
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	1,802,494.93

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	August-05	Case #	03-13183
FED ID#	57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	E-Bay Account 200002299557
Beginning Cash Position	21,990,354.64	—	20,435,278.42	393,802.45	1,125,073.56	—	36,200.21

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	28,535.73	—	28,523.73		12.00	—	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	28,535.73	—	28,523.73	—	12.00	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(656,316.97)	—	(2,500,000.00)	—	1,837,397.83	26,485.20	(20,200.00)
	—
	—					—

Total Cash receipts	(627,781.24)	—	(2,471,476.27)	—	1,837,409.83	26,485.20	(20,200.00)

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—				—	—
Bank Charges	135.44		67.72	—	67.72	—
Claims Funding*	—				—
Company Auto	—				—
Computer Costs	4,285.50				4,285.50
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	(1,760.46)				(1,760.46)
Meals & Entertainment	—				—
Miscellaneous	2,001.00				2,001.00
Office Expense	526.53				526.53
Postage	286.92				286.92
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees - Ordinary Course	7,726.28				7,726.28
Rent	345.00				345.00
Repairs & Maintenance	148.00				148.00
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	625.17				625.17
Telephone	805.12				805.12
Temporary Agency Staff	75.00				75.00
Travel	91.13				91.13
Utilities	470.42				470.42
Interest to Finova	385,375.52				385,375.52
Payroll Paid TTG	26,485.20					26,485.20
Payroll Paid SMC	—
Restructuring Officer	48,000.00				48,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre - Filing Prepays	—
Deposit to Lender	—
US Trustee	70,250.00				70,250.00
Bankruptcy Professionals	1,254,893.16				1,254,893.16
Other	1,730.00				1,730.00

Total Other Cash Disbursements	1,802,494.93	—	67.72	—	1,775,942.01	26,485.20	—

TOTAL ALL CASH DISBURSEMENTS	1,802,494.93	—	67.72	—	1,775,942.01	26,485.20	—

	19,560,078.47	—	17,963,734.43	393,802.45	1,186,541.38	—	16,000.21

Book Balance per bank rec.	19,560,078.47	—	17,963,734.43	393,802.45	1,186,541.38	—	16,000.21

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	Case No.	03-13183
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	21,990,354.64	—	—	21,990,354.64

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	28,535.73	—	—	28,535.73
Proceeds from the sales of the TICO Assets

SUBTOTAL	28,535.73	—	—	28,535.73

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(656,316.97)	—	—	(656,316.97)
			—	—
	—	—	—	—

Total Cash receipts	(627,781.24)	—	—	(627,781.24)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	135.44	—	—	135.44
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	4,285.50	—	—	4,285.50
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	(1,760.46)	—	—	(1,760.46)
Meals & Entertainment	—	—	—	—
Miscellaneous	2,001.00	—	—	2,001.00
Office Expense	526.53	—	—	526.53
Postage	286.92	—	—	286.92
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	7,726.28	—	—	7,726.28
Rent	345.00	—	—	345.00
Repairs & Maintenance	148.00	—	—	148.00
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	625.17	—	—	625.17
Telephone	805.12	—	—	805.12
Temporary Agency Staff	75.00	—	—	75.00
Travel	91.13	—	—	91.13
Utilities	470.42	—	—	470.42
Interest to Finova	385,375.52	—	—	385,375.52
Payroll Paid TTG	—	26,485.20	—	26,485.20
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	70,250.00	—	—	70,250.00
Bankruptcy Professionals	1,254,893.16	—	—	1,254,893.16
Other	1,730.00	—	—	1,730.00

Total Other Cash Disbursements	1,776,009.73	26,485.20	—	1,802,494.93

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,776,009.73	26,485.20	—	1,802,494.93

	19,586,563.67	(26,485.20)	—	19,560,078.47

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case #	03-13184	Case No.	01-10573
Monthly Court Report for	August-05
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM			Case No.	03-13186
Monthly Court Report for	August-05	03-13186
FED ID#	58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(5,583.29)	7,034.47	(12,617.76)			(5,583.29)	—	—	(5,583.29)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—			—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal -Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	(5,583.29)	7,034.47	(12,617.76)	—		(5,583.29)	—	—	(5,583.29)

Book Balance per bank rec.	(5,583.29)	7,034.47	(12,617.76)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE		Case No.	03-13185	Case No.	03-13185
Monthly Court Report for	August-05
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group		Case #	03-13187	Case No.	03-13187
Monthly Court Report for	August-05
FED ID#	57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,538.85)	(7,538.85)	—		(7,538.85)	—	—	(7,538.85)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,538.85	7,538.85	—		7,538.85	—	—	7,538.85
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	7,538.85	7,538.85	—	—	7,538.85	—	—	7,538.85

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending		Case #	03-13188	Case No.	03-13188
Monthly Court Report for	August-05
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company		Case #	03-13189	Case No.	03-13189
Monthly Court Report for	August-05
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	August-05
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(1,355.94)	—	—	—	—	—	(0.00)	—	—	—	(1,355.94)

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	14,763.81	—	—	—	—	—	14,763.81	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	818.39	—	—	—	—	—	785.05	—	33.34	—	—

SUBTOTAL	15,582.20	—	—	—	—	—	15,548.86	—	33.34	—	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(5,127.06)	—	—	(166.75)	(1,000.00)	—	(14,231.55)	—	(33.34)	—	10,304.58
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	10,455.14	—	—	(166.75)	(1,000.00)	—	1,317.31	—	—	—	10,304.58

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	(216.41)	—	—	(166.75)	(1,000.00)	—	950.34	—	—	—	—

Subtotal - Loans	(216.41)	—	—	(166.75)	(1,000.00)	—	950.34	—	—	—	—

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—	—	—	—
Computer Costs	341.00	—	—	—	—	—	—	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	409.69	—	—	—	—	—	409.69	—	—	—	—
Equipment Rental	—	—	—	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—	—	—	—	—	—
Office Expense	—	—	—	—	—	—	—	—	—	—	—
Postage	1,448.53	—	—	—	—	—	—	—	—	—	1,448.53
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	15.00	—	—	—	—	—	—	—	—	—	15.00
Rent	57.50	—	—	—	—	—	—	—	—	—	57.50
Repairs & Maintenance	—	—	—	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—	—	—	—	—	—	—
Telephone	(1.24)	—	—	—	—	—	—	—	—	—	(1.24)
Temporary Agency Staff	(42.72)	—	—	—	—	—	(42.72)	—	—	—	—
Travel	—	—	—	—	—	—	—	—	—	—	—
Utilities	160.95	—	—	—	—	—	—	—	—	—	160.95
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	8,548.26	—	—	—	—	—	—	—	—	—	8,548.26
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	10,936.97	—	—	—	—	—	366.97	—	—	—	10,570.00

TOTAL ALL CASH DISBURSEMENTS	10,720.56	—	—	(166.75)	(1,000.00)	—	1,317.31	—	—	—	10,570.00

			—	—	—	—	—	—	—	—	—

	(1,621.36)	—	—	—	—	—	(0.00)	—	—	—	(1,621.36)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	(1,621.36)	—	—	—	—	—	(0.00)	0.00	—	—	(1,621.36)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(1,355.94)	—	—	(1,355.94)

		—	—	—
TICO Cash Collected	14,763.81	—	—	14,763.81
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	818.39	—	—	818.39

SUBTOTAL	15,582.20	—	—	15,582.20

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(13,675.32)	8,548.26	—	(5,127.06)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	1,906.88	8,548.26	—	10,455.14

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(216.41)			(216.41)

Subtotal - Loans	(216.41)			(216.41)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	409.69	—	—	409.69
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	1,448.53	—	—	1,448.53
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	15.00	—	—	15.00
Rent	57.50	—	—	57.50
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	(1.24)	—	—	(1.24)
Temporary Agency Staff	(42.72)	—	—	(42.72)
Travel	—	—	—	—
Utilities	160.95	—	—	160.95
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	8,548.26	—	8,548.26
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	2,388.71	8,548.26	—	10,936.97

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,172.30	8,548.26	—	10,720.56

	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No.
Monthly Court Report for August-05
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(1,355.94)	—	—							(1,355.94)	(1,355.94)	—	—	(1,355.94)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,906.88	—	—	(166.75)	(1,000.00)	—	1,317.31	—	—	1,756.32	1,906.88	—	—	1,906.88
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	1,906.88	—	—	(166.75)	(1,000.00)	—	1,317.31	—	—	1,756.32	1,906.88	—	—	1,906.88	—

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	(216.41)			(166.75)	(1,000.00)		950.34				(216.41)			(216.41)

Subtotal - Loans	(216.41)	—	—	(166.75)	(1,000.00)	—	950.34	—	—	—	(216.41)			(216.41)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	341.00									341.00	341.00	—	—	341.00
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	409.69						409.69				409.69	—	—	409.69
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—										—	—	—	—
Office Expense	—										—	—	—	—
Postage	1,448.53									1,448.53	1,448.53	—	—	1,448.53
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	15.00									15.00	15.00	—	—	15.00
Rent	57.50									57.50	57.50	—	—	57.50
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—										—	—	—	—
Telephone	(1.24)									(1.24)	(1.24)	—	—	(1.24)
Temporary Agency Staff	(42.72)						(42.72)				(42.72)	—	—	(42.72)
Travel	—										—	—	—	—
Utilities	160.95									160.95	160.95	—	—	160.95
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	2,388.71	—	—	—	—	—	366.97	—	—	2,021.74	2,388.71	—	—	2,388.71

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,172.30	—	—	(166.75)	(1,000.00)	—	1,317.31	—	—	2,021.74	2,172.30	—	—	2,172.30

			—	—	—	—	—	—	—	—

	(1,621.36)	—	—	—	—	—	—	—	—	(1,621.36)	(1,621.36)	—	—	(1,621.36)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(1,621.36)		—							(1,621.36)

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	10,570.00
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$10,570.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC		Case #	03-13195	Case No.	03-13195
Monthly Court Report for	August-05
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(1,355.94)	(1,355.94)	—		(1,355.94)	—		(1,355.94)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	10,304.58	1,756.32	8,548.26		1,756.32	8,548.26	—	10,304.58
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	10,304.58	1,756.32	8,548.26	—	1,756.32	8,548.26	—	10,304.58

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	1,448.53	1,448.53			1,448.53	—	—	1,448.53
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	15.00	15.00			15.00	—	—	15.00
Rent	57.50	57.50			57.50	—	—	57.50
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	(1.24)	(1.24)			(1.24)	—	—	(1.24)
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	160.95	160.95			160.95	—	—	160.95
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	8,548.26	—	8,548.26		—	8,548.26	—	8,548.26
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	10,570.00	2,021.74	8,548.26	—	2,021.74	8,548.26	—	10,570.00

TOTAL ALL CASH DISBURSEMENTS	10,570.00	2,021.74	8,548.26	—	2,021.74	8,548.26	—	10,570.00

	(1,621.36)	(1,621.36)	—	—	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.	(1,621.36)	(1,621.36)	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA		Case #	03-13194	Case No.	03-13194
Monthly Court Report for	August-05
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con”t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC		Case No.	03-13191	Case No.	03-13191
Monthly Court Report for	August-05
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	33.34	33.34			33.34	—	—	33.34

SUBTOTAL	33.34	33.34	—		33.34	—	—	33.34

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(33.34)	(33.34)	—		(33.34)	—	—	(33.34)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA		Case No.	03-13196	Case No.	03-13196
Monthly Court Report for	August-05
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC		Case No.	03-13193	Case No.	03-13193
Monthly Court Report for	August-05
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(166.75)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($166.75)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE
Monthly Court Report for	August-05
FED ID#	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488
Beginning Cash Position	—	—	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	—	—	—

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(166.75)	(166.75)	—
—
—
—
—

Total Cash Receipts and Transfers	(166.75)	(166.75)	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	(166.75)	(166.75)

Subtotal - Loans	(166.75)	(166.75)	—

—
—
Cash Disbursements - Other		—
Advertising	—	—
Bank Charges	—
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	—	—
Equipment Rental	—	—
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	—	—
Office Expense	—	—
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees-Ordinary Course	—	—
Rent	—	—
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	—	—
Telephone	—	—
Temporary Agency Staff	—	—
Travel	—	—
Utilities	—	—
Interest to Finova	—	—
Payroll Paid TTG	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Deposit to Lender	—	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other	—	—

Total Other Cash Disbursements	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(166.75)	(166.75)	—

	—	—	—

Book Balance per bank rec.	—	—	—

Case No. 03-13182

		Operating	Payroll	Other	Total

Beginning Cash Position		—	—	—	—

			—	—	—
TICO Cash Collected		—	—	—	—
SM Cash Collected		—	—	—	—
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		—	—	—	—

SUBTOTAL		—	—	—	—

		—	—	—	—
		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(166.75)	—	—	(166.75)
		—	—	—	—
		—	—	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	(166.75)	—	—	(166.75)

Cash Disbursements - Loans
Loan Proceeds Checks		—			—
Expenses related to Loans		(166.75)			(166.75)

Subtotal - Loans		(166.75)	—	—	(166.75)

—
—
		—	—	—	—
Cash Disbursements - Other		—	—	—	—
Advertising		—	—	—	—
Bank Charges		—	—	—	—
Claims Funding*		—	—	—	—
Company Auto		—	—	—	—
Computer Costs		—	—	—	—
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		—	—	—	—
Equipment Rental		—	—	—	—
Fixed Assets		—	—	—	—
Forms & Printing		—	—	—	—
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		—	—	—	—
Office Expense		—	—	—	—
Postage		—	—	—	—
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		—	—	—	—
Professional Fees-Ordinary Course		—	—	—	—
Rent		—	—	—	—
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		—	—	—	—
Telephone		—	—	—	—
Temporary Agency Staff		—	—	—	—
Travel		—	—	—	—
Utilities		—	—	—	—
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals
Other	—	—	—	—	—

Total Other Cash Disbursements		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	(166.75)	—	—	(166.75)

	—	—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursement reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.		Case #	03-13199	Case No.	03-13199
Monthly Court Report for	August-05
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,317.31
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,317.31

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No.	03-13200	Case No.	03-13200
Monthly Court Report for	August-05
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	14,763.81	14,763.81			14,763.81	—	—	14,763.81
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	785.05	785.05			785.05	—	—	785.05

SUBTOTAL	15,548.86	15,548.86	—	—	15,548.86	—	—	15,548.86

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(14,231.55)	(14,231.55)	—		(14,231.55)	—	—	(14,231.55)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	1,317.31	1,317.31	—	—	1,317.31	—	—	1,317.31

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	950.34	950.34			950.34	—	—	950.34

Subtotal - Loans	950.34	950.34	—	—	950.34	—	—	950.34

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	409.69	409.69			409.69	—	—	409.69
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	(42.72)	(42.72)			(42.72)	—	—	(42.72)
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	366.97	366.97	—	—	366.97	—	—	366.97

—

TOTAL ALL CASH DISBURSEMENTS	1,317.31	1,317.31	—	—	1,317.31	—	—	1,317.31

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case #	03-13190	Case No.	03-13190
Monthly Court Report for	August-05
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(1,000.00)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($1,000.00)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI		Case No.	03-13201	Case No.	03-13201
Monthly Court Report for	August-05
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,000.00)	(1,000.00)		(1,000.00)	—	—	(1,000.00)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—	—	—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	(1,000.00)	(1,000.00)	—	(1,000.00)	—	—	(1,000.00)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	(1,000.00)	(1,000.00)		(1,000.00)	—	—	(1,000.00)

Subtotal - Loans	(1,000.00)	(1,000.00)		(1,000.00)	—	—	(1,000.00)

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(1,000.00)	(1,000.00)		(1,000.00)	—	—	(1,000.00)

	—	—		—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursement reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE		Case No.	03-13203	Case No.	03-13203
Monthly Court Report for	August-05
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT		Case	#	03-13197	Case No.	03-13197
Monthly Court Report for	August-05
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case #	03-13198	Case No.	03-13198
Monthly Court Report for	August-05
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case #	03-13202	Case No.	03-13202
Monthly Court Report for	August-05
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursement reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company		Case No.	03-13204	Case No.	03-13204
Monthly Court Report for	August-05
FED ID#	57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—
	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT		Case No.
Monthly Court Report for	August-05
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03- 13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	435,687.03	69,913.21	404,040.85	473,580.04	34,925.54	—	128,816.06	(675,588.67)	435,687.03	—	—	435,687.03

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	9,860,031.48	362,875.36	2,677,968.30	2,621,934.63	1,266,614.66	1,344,069.40	968,846.78	617,722.35	9,860,031.48	—	—	9,860,031.48
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	207.79	—	—	—	—	—	—	207.79	207.79	—	—	207.79

SUBTOTAL	9,860,239.27	362,875.36	2,677,968.30	2,621,934.63	1,266,614.66	1,344,069.40	968,846.78	617,930.14	9,860,239.27	—	—	9,860,239.27

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(2,701,315.80)	2,701,315.80	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	661,444.03	237,868.40	(191,351.80)	(160,042.76)	180,199.76	60,202.90	57,114.92	477,452.61	661,444.03	—	—	661,444.03
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	10,521,683.30	600,743.76	2,486,616.50	2,461,891.87	1,446,814.42	1,404,272.30	1,025,961.70	1,095,382.75	7,820,367.50	2,701,315.80	—	10,521,683.30

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	5,773,833.54	427,886.54	1,769,763.53	1,452,838.74	740,783.26	763,247.83	619,313.64	—	5,773,833.54			5,773,833.54
Expenses related to Loans	290,223.15	14,633.55	66,025.98	98,367.46	45,892.86	40,405.42	24,897.88	—	290,223.15			290,223.15

Subtotal - Loans	6,064,056.69	442,520.09	1,835,789.51	1,551,206.20	786,676.12	803,653.25	644,211.52	—	6,064,056.69			6,064,056.69

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	131,572.98	6,192.34	35,711.38	24,996.10	16,660.59	15,328.21	18,191.95	14,492.41	131,572.98			131,572.98
Bank Charges	20,264.51	—	—	—	33.43	7.89	—	20,223.19	20,264.51	—	—	20,264.51
Claims Funding*	189,319.06	604.54	52,654.87	10,434.29	9,939.93	50,292.50	7,221.26	58,171.67	189,319.06			189,319.06
Company Auto	12,358.75	148.42	2,710.11	3,529.48	1,741.75	—	1,483.86	2,745.13	12,358.75	—	—	12,358.75
Computer Costs	4,348.03	248.87	386.13	478.53	324.40	244.94	348.78	2,316.38	4,348.03	—	—	4,348.03
Dues And Subscriptions	4,916.95	—	900.00	1,057.85	2,420.00	129.15	89.95	320.00	4,916.95	—	—	4,916.95
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	2,589.08	—	384.76	—	—	—	—	2,204.32	2,589.08	—	—	2,589.08
Fixed Assets	103,801.70	1,686.00	2,409.27	4,133.97	—	618.44	44,125.77	50,828.25	103,801.70	—	—	103,801.70
Forms & Printing	47,765.60	1,601.40	7,163.19	5,909.46	4,024.05	4,429.81	3,002.12	21,635.57	47,765.60	—	—	47,765.60
Insurance	50,921.25	1,007.00	12,811.78	9,507.31	5,069.80	4,551.36	2,672.47	15,301.53	50,921.25	—	—	50,921.25
Meals & Entertainment	9,466.89	430.02	2,060.58	2,839.34	1,483.92	87.74	1,310.82	1,254.47	9,466.89	—	—	9,466.89
Miscellaneous	54,816.52	34,469.24	1,103.68	1,106.16	3,023.90	306.20	892.73	13,914.61	54,816.52	—	—	54,816.52
Office Expense	8,771.37	368.34	2,399.80	884.05	1,184.32	304.61	2,022.62	1,607.63	8,771.37	—	—	8,771.37
Postage	40,472.71	985.31	6,264.57	8,641.37	3,953.57	4,710.67	3,271.81	12,645.41	40,472.71	—	—	40,472.71
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	63,185.13	7,905.46	7,619.40	5,174.60	3,104.20	3,104.20	2,633.70	33,643.57	63,185.13	—	—	63,185.13
Professional Fees-Ordinary Course	26,440.72	—	—	—	—	—	—	26,440.72	26,440.72	—	—	26,440.72
Rent	187,792.49	7,724.77	56,000.87	37,040.31	24,415.25	19,458.93	25,300.70	17,851.66	187,792.49	—	—	187,792.49
Repairs & Maintenance	21,249.51	914.52	7,090.50	6,255.69	2,492.23	2,492.33	1,803.86	200.38	21,249.51	—	—	21,249.51
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	3,434.08	—	289.05	106.00	639.03	—	350.00	2,050.00	3,434.08	—	—	3,434.08
Taxes & Licenses	9,143.64	25.00	58.09	638.91	6,596.96	884.02	190.38	750.28	9,143.64	—	—	9,143.64
Telephone	103,135.63	5,821.42	35,474.07	20,695.08	12,032.87	9,494.92	9,901.91	9,715.36	103,135.63	—	—	103,135.63
Temporary Agency Staff	9,763.25	—	—	—	—	—	—	9,763.25	9,763.25	—	—	9,763.25
Travel	22,877.03	1,948.16	6,040.45	3,028.47	2,025.20	944.95	3,141.02	5,748.78	22,877.03	—	—	22,877.03
Utilities	52,077.89	3,674.83	21,205.05	9,370.43	6,957.22	5,903.59	4,966.77	—	52,077.89	—	—	52,077.89
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,701,315.80	100,009.64	420,681.26	771,709.66	416,742.29	389,552.48	277,108.12	325,512.35	—	2,701,315.80	—	2,701,315.80
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	403,248.19	—	—	167,534.20	147,941.88	87,772.11	—	—	403,248.19	—	—	403,248.19
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	30,086.74	789.76	10,144.91	8,774.98	2,600.54	—	597.13	7,179.42	30,086.74	—	—	30,086.74

Total Other Cash Disbursements	4,315,135.50	176,555.04	691,563.77	1,103,846.24	675,407.33	600,619.05	410,627.73	656,516.34	1,613,819.70	2,701,315.80	—	4,315,135.50

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,379,192.19	619,075.13	2,527,353.28	2,655,052.44	1,462,083.45	1,404,272.30	1,054,839.25	656,516.34	7,677,876.39	2,701,315.80	—	10,379,192.19

			—
	578,178.14	51,581.84	363,304.07	280,419.47	19,656.51	—	99,938.51	(236,722.26)	578,178.14	—	—	578,178.14

Book Balance per bank rec.	578,178.14	51,581.84	363,304.07	280,419.47	19,656.51	—	99,938.51	(236,722.26)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated
Monthly Court Report for	August-05	Wachovia 2000014825127	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	—	—	—	—	—	—

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	8,950,339.60	579,328.39	2,592,276.39	2,313,276.88	1,279,247.13	1,245,912.10	940,298.71
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	8,950,339.60	579,328.39	2,592,276.39	2,313,276.88	1,279,247.13	1,245,912.10	940,298.71	—

Cash Disbursements - Loans
Loan Proceeds Checks	5,773,833.54	427,886.54	1,769,763.53	1,452,838.74	740,783.26	763,247.83	619,313.64
Expenses related to Loans	290,223.15	14,633.55	66,025.98	98,367.46	45,892.86	40,405.42	24,897.88

Subtotal - Loans	6,064,056.69	442,520.09	1,835,789.51	1,551,206.20	786,676.12	803,653.25	644,211.52	—

Cash Disbursements - Other
Advertising	131,572.98	6,192.34	35,711.38	24,996.10	16,660.59	15,328.21	18,191.95	14,492.41
Bank Charges	20,415.96		151.45		33.43	7.89		20,223.19
Claims Funding*	189,319.06	604.54	52,654.87	10,434.29	9,939.93	50,292.50	7,221.26	58,171.67
Company Auto	12,358.75	148.42	2,710.11	3,529.48	1,741.75		1,483.86	2,745.13
Computer Costs	4,348.03	248.87	386.13	478.53	324.40	244.94	348.78	2,316.38
Dues And Subscriptions	4,916.95		900.00	1,057.85	2,420.00	129.15	89.95	320.00
Employee Reimbursements - collections exp	—
Equipment Rental	2,589.08		384.76					2,204.32
Fixed Assets	103,801.70	1,686.00	2,409.27	4,133.97		618.44	44,125.77	50,828.25
Forms & Printing	47,765.60	1,601.40	7,163.19	5,909.46	4,024.05	4,429.81	3,002.12	21,635.57
Insurance	50,921.25	1,007.00	12,811.78	9,507.31	5,069.80	4,551.36	2,672.47	15,301.53
Meals & Entertainment	9,466.89	430.02	2,060.58	2,839.34	1,483.92	87.74	1,310.82	1,254.47
Miscellaneous	54,816.52	34,469.24	1,103.68	1,106.16	3,023.90	306.20	892.73	13,914.61
Office Expense	8,771.37	368.34	2,399.80	884.05	1,184.32	304.61	2,022.62	1,607.63
Postage	40,472.71	985.31	6,264.57	8,641.37	3,953.57	4,710.67	3,271.81	12,645.41
Prepaid Expenses	—
Prepaid Software ABS	63,185.13	7,905.46	7,619.40	5,174.60	3,104.20	3,104.20	2,633.70	33,643.57
Professional Fees-Ordinary Course	26,440.72							26,440.72
Rent	187,792.49	7,724.77	56,000.87	37,040.31	24,415.25	19,458.93	25,300.70	17,851.66
Repairs & Maintenance	21,249.51	914.52	7,090.50	6,255.69	2,492.23	2,492.33	1,803.86	200.38
Roadgard	—
Seminars & Meetings	3,434.08		289.05	106.00	639.03		350.00	2,050.00
Taxes & Licenses	9,143.64	25.00	58.09	638.91	6,596.96	884.02	190.38	750.28
Telephone	103,135.63	5,821.42	35,474.07	20,695.08	12,032.87	9,494.92	9,901.91	9,715.36
Temporary Agency Staff	9,763.25							9,763.25
Travel	22,877.03	1,948.16	6,040.45	3,028.47	2,025.20	944.95	3,141.02	5,748.78
Utilities	52,077.89	3,674.83	21,205.05	9,370.43	6,957.22	5,903.59	4,966.77
Interest to Finova	—
Payroll Paid TTG	—
	1,806,602.57	60,262.90	485,452.92	429,934.10	233,905.97	231,192.28	162,567.58	203,286.82
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	403,248.19			167,534.20	147,941.88	87,772.11
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	30,086.74	789.76	10,144.91	8,774.98	2,600.54		597.13	7,179.42

Total Other Cash Disbursements	3,420,573.72	136,808.30	756,486.88	762,070.68	492,571.01	442,258.85	296,087.19	534,290.81

TOTAL ALL CASH DISBURSEMENTS	9,484,630.41	579,328.39	2,592,276.39	2,313,276.88	1,279,247.13	1,245,912.10	940,298.71	534,290.81

	(534,290.81)	—	—	—	—	—	—	(534,290.81)

Book Balance per bank rec.		—	—		—	—		(830,820.42)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	619,075.13
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$619,075.13

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc		Case No.	03-13208	Case No.
Monthly Court Report for	August-05
FED ID#	57-1094987

	Consoli- dated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURS- EMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	69,913.21	13,990.66	4,200.59	7,671.51	7,415.80	10,142.78	—	—	8,167.88	8,983.27	9,340.72		69,913.21	—	—

	—												—	—	—
TICO Cash Collected	—												—	—	—
SM Cash Collected	362,875.36	33,723.56	22,781.76	32,541.63	31,024.99	35,340.60	91,676.48		48,615.11	30,443.80	36,727.43		362,875.36	—	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	—												—	—	—

SUBTOTAL	362,875.36	33,723.56	22,781.76	32,541.63	31,024.99	35,340.60	91,676.48	—	48,615.11	30,443.80	36,727.43	—	362,875.36	—	—

	—												—	—	—
	—												—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	237,868.40	(41,061.28)	(23,254.42)	(31,970.79)	(32,079.77)	(37,436.72)	487,651.91	39,746.74	(49,651.58)	(35,089.11)	(38,986.58)		237,868.40	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—

Total Cash Receipts and Transfers	600,743.76	(7,337.72)	(472.66)	570.84	(1,054.78)	(2,096.12)	579,328.39	39,746.74	(1,036.47)	(4,645.31)	(2,259.15)	—	560,997.02	39,746.74	—

													—	—
Cash Disbursements - Loans													—	—
													—	—
Loan Proceeds Checks	427,886.54						427,886.54						427,886.54	—
Expenses related to Loans	14,633.55						14,633.55						14,633.55	—

Subtotal - Loans	442,520.09	—	—	—	—	—	442,520.09	—	—	—	—		442,520.09	—	—

													—	—
													—	—
Cash Disbursements -Other	—												—	—
Advertising	6,192.34						6,192.34						6,192.34	—
Bank Charges	—						—						—	—	—
Claims Funding*	604.54						604.54						604.54	—
Company Auto	148.42						148.42						148.42	—	—
Computer Costs	248.87						248.87						248.87	—	—
Dues And Subscriptions	—						—						—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	—						—						—	—	—
Fixed Assets	1,686.00						1,686.00						1,686.00	—	—
Forms & Printing	1,601.40						1,601.40						1,601.40	—	—
Insurance	1,007.00						1,007.00						1,007.00	—	—
Meals & Entertainment	430.02						430.02						430.02	—	—
Miscellaneous	34,469.24						34,469.24						34,469.24	—	—
Office Expense	368.34						368.34						368.34	—	—
Postage	985.31						985.31						985.31	—	—
Prepaid Expenses	—						—						—	—	—
Prepaid Software ABS	7,905.46						7,905.46						7,905.46	—	—
Professional Fees-Ordinary Course	—						—						—	—	—
Rent	7,724.77						7,724.77						7,724.77	—	—
Repairs & Maintenance	914.52						914.52						914.52	—	—
Roadgard	—						—						—	—	—
Seminars & Meetings	—						—						—	—	—
Taxes & Licenses	25.00						25.00						25.00	—	—
Telephone	5,821.42						5,821.42						5,821.42	—	—
Temporary Agency Staff	—						—						—	—	—
Travel	1,948.16						1,948.16						1,948.16	—	—
Utilities	3,674.83						3,674.83						3,674.83	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	100,009.64						60,262.90	39,746.74					60,262.90	39,746.74	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	—						—						—	—	—
Voyager Payment	—						—						—	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	789.76						789.76						789.76	—	—

Total Other Cash Disbursements	176,555.04	—	—	—	—	—	136,808.30	39,746.74	—	—	—		136,808.30	39,746.74	—

													—	—	—

TOTAL ALL CASH DISBURSEMENTS	619,075.13	—	—	—	—	—	579,328.39	39,746.74	—	—	—		579,328.39	39,746.74	—

	51,581.84	6,652.94	3,727.93	8,242.35	6,361.02	8,046.66	—	—	7,131.41	4,337.96	7,081.57		51,581.84	—	—

Ending Bank Balance per bank rec.	51,581.84	6,652.94	3,727.93	8,242.35	6,361.02	8,046.66			7,131.41	4,337.96	7,081.57

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,655,052.44
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,655,052.44

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC		Case #	03-13212	Case No.	03-13212
Monthly Court Report for	August-05
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	473,580.04	7,539.39	9,729.15	8,378.56	375,488.35	14,099.04

	—
TICO Cash Collected	—
SM Cash Collected	2,621,934.63	36,720.42	54,828.36	46,514.09	1,725,584.68	81,251.74	378,438.62
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,621,934.63	36,720.42	54,828.36	46,514.09	1,725,584.68	81,251.74	378,438.62

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(160,042.76)	(40,307.52)	(57,108.76)	(48,049.27)	(1,896,766.94)	(81,649.35)	1,934,838.26
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,461,891.87	(3,587.10)	(2,280.40)	(1,535.18)	(171,182.26)	(397.61)	2,313,276.88

Cash Disbursements - Loans

Loan Proceeds Checks	1,452,838.74						1,452,838.74
Expenses related to Loans	98,367.46						98,367.46

Subtotal - Loans	1,551,206.20						1,551,206.20

Cash Disbursements - Other
Advertising	24,996.10						24,996.10
Bank Charges	—
Claims Funding*	10,434.29						10,434.29
Company Auto	3,529.48						3,529.48
Computer Costs	478.53						478.53
Dues And Subscriptions	1,057.85						1,057.85
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	4,133.97						4,133.97
Forms & Printing	5,909.46						5,909.46
Insurance	9,507.31						9,507.31
Meals & Entertainment	2,839.34						2,839.34
Miscellaneous	1,106.16						1,106.16
Office Expense	884.05						884.05
Postage	8,641.37						8,641.37
Prepaid Expenses	—						—
Prepaid Software ABS	5,174.60						5,174.60
Professional Fees-Ordinary Course	—						—
Rent	37,040.31						37,040.31
Repairs & Maintenance	6,255.69						6,255.69
Roadgard	—						—
Seminars & Meetings	106.00						106.00
Taxes & Licenses	638.91						638.91
Telephone	20,695.08						20,695.08
Temporary Agency Staff	—						—
Travel	3,028.47						3,028.47
Utilities	9,370.43						9,370.43
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	771,709.66						429,934.10
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	167,534.20						167,534.20
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	8,774.98						8,774.98

Total Other Cash Disbursements	1,103,846.24	—	—	—	—	—	762,070.68

TOTAL ALL CASH DISBURSEMENTS	2,655,052.44	—	—	—	—	—	2,313,276.88

	280,419.47	3,952.29	7,448.75	6,843.38	204,306.09	13,701.43	—

Book Balance per bank rec.	280,419.47	3,952.29	7,448.75	6,843.38	204,306.09	13,701.43

	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	—	12,164.75	10,566.70	35,614.10	473,580.04	—	—	473,580.04

						—	—	—
TICO Cash Collected					—	—	—	—
SM Cash Collected		65,862.40	62,215.35	170,518.97	2,621,934.63	—	—	2,621,934.63
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					—	—	—	—

SUBTOTAL	—	65,862.40	62,215.35	170,518.97	2,621,934.63	—	—	2,621,934.63

					—	—	—	—
					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	341,775.56	(69,009.98)	(60,221.79)	(183,542.97)	(501,818.32)	341,775.56	—	(160,042.76)
					—	—	—	—
					—	—	—	—
					—	—	—	—
					—	—	—	—

Total Cash Receipts and Transfers	341,775.56	(3,147.58)	1,993.56	(13,024.00)	2,120,116.31	341,775.56	—	2,461,891.87

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks					1,452,838.74			1,452,838.74
Expenses related to Loans					98,367.46			98,367.46

Subtotal - Loans					1,551,206.20			1,551,206.20

					—
					—
Cash Disbursements - Other					—
Advertising					24,996.10			24,996.10
Bank Charges					—	—	—	—
Claims Funding*					10,434.29			10,434.29
Company Auto					3,529.48	—	—	3,529.48
Computer Costs					478.53	—	—	478.53
Dues And Subscriptions					1,057.85	—	—	1,057.85
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					—	—	—	—
Fixed Assets					4,133.97	—	—	4,133.97
Forms & Printing					5,909.46	—	—	5,909.46
Insurance					9,507.31	—	—	9,507.31
Meals & Entertainment					2,839.34	—	—	2,839.34
Miscellaneous					1,106.16	—	—	1,106.16
Office Expense					884.05	—	—	884.05
Postage					8,641.37	—	—	8,641.37
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					5,174.60	—	—	5,174.60
Professional Fees-Ordinary Course					—	—	—	—
Rent					37,040.31	—	—	37,040.31
Repairs & Maintenance					6,255.69	—	—	6,255.69
Roadgard					—	—	—	—
Seminars & Meetings					106.00	—	—	106.00
Taxes & Licenses					638.91	—	—	638.91
Telephone					20,695.08	—	—	20,695.08
Temporary Agency Staff					—	—	—	—
Travel					3,028.47	—	—	3,028.47
Utilities					9,370.43	—	—	9,370.43
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC	341,775.56				429,934.10	341,775.56	—	771,709.66
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					167,534.20	—	—	167,534.20
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—
Other					8,774.98	—	—	8,774.98

Total Other Cash Disbursements	341,775.56	—	—	—	1,103,846.24	—	—	1,103,846.24

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	341,775.56	—	—	—	2,313,276.88	341,775.56	—	2,655,052.44

	—	9,017.17	12,560.26	22,590.10	280,419.47	—	—	280,419.47

Book Balance per bank rec.		9,017.17	12,560.26	22,590.10

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,527,353.28
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,527,353.28

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case #	03-13211
Monthly Court Report for	August-05
FED ID#	57-1002963		Texas State Bank	Prosperity

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889
Beginning Cash Position	404,040.85	7,699.71	11,498.92	9,010.51	8,378.50	8,908.41	12,519.78

	—
TICO Cash Collected	—
SM Cash Collected	2,677,968.30	40,149.02	50,158.71	44,521.38	57,225.13	39,109.97	61,310.80
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,677,968.30	40,149.02	50,158.71	44,521.38	57,225.13	39,109.97	61,310.80

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(191,351.80)	(40,798.82)	(53,730.12)	(47,481.61)	(56,665.65)	(41,085.07)	(66,656.70)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	2,486,616.50	(649.80)	(3,571.41)	(2,960.23)	559.48	(1,975.10)	(5,345.90)

Cash Disbursements - Loans
Loan Proceeds Checks	1,769,763.53
Expenses related to Loans	66,025.98

Subtotal - Loans	1,835,789.51	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	35,711.38
Bank Charges	—
Claims Funding*	52,654.87
Company Auto	2,710.11
Computer Costs	386.13
Dues And Subscriptions	900.00
Employee Reimbursements - collections exp	—
Equipment Rental	384.76
Fixed Assets	2,409.27
Forms & Printing	7,163.19
Insurance	12,811.78
Meals & Entertainment	2,060.58
Miscellaneous	1,103.68
Office Expense	2,399.80
Postage	6,264.57
Prepaid Expenses	—
Prepaid Software ABS	7,619.40
Professional Fees-Ordinary Course	—
Rent	56,000.87
Repairs & Maintenance	7,090.50
Roadgard	—
Seminars & Meetings	289.05
Taxes & Licenses	58.09
Telephone	35,474.07
Temporary Agency Staff	—
Travel	6,040.45
Utilities	21,205.05
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	10,144.91

Total Other Cash Disbursements	691,563.77	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,527,353.28	—	—	—	—	—	—

	363,304.07	7,049.91	7,927.51	6,050.28	8,937.98	6,933.31	7,173.88

Book Balance per bank rec.	363,304.07	7,049.91	7,927.51	6,050.28	8,937.98	6,933.31	7,173.88

	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981
Beginning Cash Position	10,646.97	6,320.47	6,108.51	112,979.44	10,821.44	6,618.58	6,124.32	8,456.30

TICO Cash Collected
SM Cash Collected	46,349.34	31,752.48	35,876.01	567,706.51	54,744.82	30,889.95	35,304.53	34,764.63
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	46,349.34	31,752.48	35,876.01	567,706.51	54,744.82	30,889.95	35,304.53	34,764.63

GENERAL LEDGER DEPOSITS AND TRANSFERS	(47,077.66)	(33,030.53)	(34,501.26)	(583,012.48)	(57,089.89)	(33,402.66)	(36,286.10)	(36,515.26)

Total Cash Receipts and Transfers	(728.32)	(1,278.05)	1,374.75	(15,305.97)	(2,345.07)	(2,512.71)	(981.57)	(1,750.63)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	9,918.65	5,042.42	7,483.26	97,673.47	8,476.37	4,105.87	5,142.75	6,705.67

Book Balance per bank rec.	9,918.65	5,042.42	7,483.26	97,673.47	8,476.37	4,105.87	5,142.75	6,705.67

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#	1st National	1st National

	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	Guaranty Bank 380-3594567	Guaranty Bank 380-3594609	Guaranty Bank 380-3594559
Beginning Cash Position	7,561.63	8,227.38	6,418.71	8,237.80	5,183.02	8,959.02	14,926.52	8,788.81

TICO Cash Collected		—
SM Cash Collected	47,800.14	43,838.66	26,496.71	49,471.67	25,050.06	41,159.80	37,558.97	45,099.81
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected		—
Other Income Collected

SUBTOTAL	47,800.14	43,838.66	26,496.71	49,471.67	25,050.06	41,159.80	37,558.97	45,099.81

GENERAL LEDGER DEPOSITS AND TRANSFERS	(49,277.71)	(46,308.09)	(28,770.09)	(47,746.73)	(24,847.11)	(32,865.21)	(39,830.30)	(46,847.24)

Total Cash Receipts and Transfers	(1,477.57)	(2,469.43)	(2,273.38)	1,724.94	202.95	8,294.59	(2,271.33)	(1,747.43)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		—				—	—	—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	6,084.06	5,757.95	4,145.33	9,962.74	5,385.97	17,253.61	12,655.19	7,041.38

Book Balance per bank rec.	6,084.06	5,757.95	4,145.33	9,962.74	5,385.97	17,253.61	12,655.19	7,041.38

	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470
Beginning Cash Position	10,548.82	8,213.79	—	—	—	9,313.59	11,460.44

TICO Cash Collected
SM Cash Collected	43,883.89	30,675.45	—	768,356.58		48,082.57	49,409.64
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	43,883.89	30,675.45	—	768,356.58	—	48,082.57	49,409.64

GENERAL LEDGER DEPOSITS AND TRANSFERS	(47,155.27)	(32,557.21)	—	1,338,315.44	420,681.26	(46,600.79)	(51,548.23)

Total Cash Receipts and Transfers	(3,271.38)	(1,881.76)	—	2,106,672.02	420,681.26	1,481.78	(2,138.59)

Cash Disbursements - Loans
Loan Proceeds Checks				1,769,763.53
Expenses related to Loans				66,025.98

Subtotal - Loans	—	—	—	1,835,789.51	—	—	—

Cash Disbursements - Other
Advertising				35,711.38
Bank Charges	—
Claims Funding*				52,654.87
Company Auto				2,710.11
Computer Costs				386.13
Dues And Subscriptions				900.00
Employee Reimbursements - collections exp				—
Equipment Rental				384.76
Fixed Assets				2,409.27
Forms & Printing				7,163.19
Insurance				12,811.78
Meals & Entertainment				2,060.58
Miscellaneous				1,103.68
Office Expense				2,399.80
Postage				6,264.57
Prepaid Expenses				—
Prepaid Software ABS				7,619.40
Professional Fees-Ordinary Course				—
Rent				56,000.87
Repairs & Maintenance				7,090.50
Roadgard				—
Seminars & Meetings				289.05
Taxes & Licenses				58.09
Telephone				35,474.07
Temporary Agency Staff				—
Travel				6,040.45
Utilities				21,205.05
Interest to Finova				—
Payroll Paid TTG				—
Payroll Paid SMC					420,681.26
Restructuring Officer				—
Insurance Renewal				—
Voyager Payment				—
Pre-Filing Prepays				—
Deposit to Lender				—
US Trustee				—
Bankruptcy Professionals				—
Other				10,144.91

Total Other Cash Disbursements	—	—	—	270,882.51	420,681.26	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	2,106,672.02	420,681.26	—	—

	7,277.44	6,332.03	—	—	—	10,795.37	9,321.85

Book Balance per bank rec.	7,277.44	6,332.03	—			10,795.37	9,321.85

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	3,831.50	6,795.38	7,056.54	10,446.60	41,979.44	404,040.85	—	—	404,040.85

							—	—	—
TICO Cash Collected						—	—	—	—
SM Cash Collected	30,430.27	40,846.69	38,467.24	50,857.74	130,619.13	2,677,968.30	—	—	2,677,968.30
TIG Cash Collected						—	—	—	—
TPF Cash Collected						—	—	—	—
TCL Cash Collected						—	—	—	—
Other Income Collected						—	—	—	—

SUBTOTAL	30,430.27	40,846.69	38,467.24	50,857.74	130,619.13	2,677,968.30	—	—	2,677,968.30

						—	—	—	—
						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(29,743.13)	(40,890.16)	(40,160.62)	(53,611.20)	(124,255.60)	(612,033.06)	420,681.26	—	(191,351.80)
						—	—	—	—
						—	—	—	—
						—	—	—	—
						—	—	—	—

Total Cash Receipts and Transfers	687.14	(43.47)	(1,693.38)	(2,753.46)	6,363.53	2,065,935.24	420,681.26	—	2,486,616.50	—

							—
Cash Disbursements - Loans							—
						—	—
Loan Proceeds Checks						1,769,763.53	—		1,769,763.53
Expenses related to Loans						66,025.98	—		66,025.98

Subtotal - Loans	—	—	—	—	—	1,835,789.51	—	—	1,835,789.51

							—
							—
Cash Disbursements - Other							—
Advertising						35,711.38	—	—	35,711.38
Bank Charges					—	—		—	—
Claims Funding*						52,654.87	—		52,654.87
Company Auto						2,710.11	—	—	2,710.11
Computer Costs						386.13	—	—	386.13
Dues And Subscriptions						900.00	—	—	900.00
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						384.76	—	—	384.76
Fixed Assets						2,409.27	—	—	2,409.27
Forms & Printing						7,163.19	—	—	7,163.19
Insurance						12,811.78	—	—	12,811.78
Meals & Entertainment						2,060.58	—	—	2,060.58
Miscellaneous						1,103.68	—	—	1,103.68
Office Expense						2,399.80	—	—	2,399.80
Postage						6,264.57	—	—	6,264.57
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						7,619.40	—	—	7,619.40
Professional Fees-Ordinary Course						—	—	—	—
Rent						56,000.87	—	—	56,000.87
Repairs & Maintenance						7,090.50	—	—	7,090.50
Roadgard						—	—	—	—
Seminars & Meetings						289.05	—	—	289.05
Taxes & Licenses						58.09	—	—	58.09
Telephone						35,474.07	—	—	35,474.07
Temporary Agency Staff						—	—	—	—
Travel						6,040.45	—	—	6,040.45
Utilities						21,205.05	—	—	21,205.05
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	420,681.26	—	420,681.26
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
Other						10,144.91	—	—	10,144.91

Total Other Cash Disbursements	—	—	—	—	—	270,882.51	420,681.26	—	691,563.77

						—		—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	2,106,672.02	420,681.26	—	2,527,353.28

	4,518.64	6,751.91	5,363.16	7,693.14	48,342.97	363,304.07	—	—	363,304.07

Book Balance per bank rec.	4,518.64	6,751.91	5,363.16	7,693.14	48,342.97

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,404,272.30
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,404,272.30

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.		03-13213	Case No.	03-13213
Monthly Court Report for	August-05
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,344,069.40	1,344,069.40		1,344,069.40	—	—	1,344,069.40
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,344,069.40	1,344,069.40	—	1,344,069.40	—	—	1,344,069.40

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	60,202.90	(98,157.30)	158,360.20	(98,157.30)	158,360.20	—	60,202.90
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,404,272.30	1,245,912.10	158,360.20	1,245,912.10	158,360.20	—	1,404,272.30

Cash Disbursements - Loans
Loan Proceeds Checks	763,247.83	763,247.83		763,247.83			763,247.83
Expenses related to Loans	40,405.42	40,405.42		40,405.42			40,405.42

Subtotal - Loans	803,653.25	803,653.25	—	803,653.25	—	—	803,653.25

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	15,328.21	15,328.21		15,328.21			15,328.21
Bank Charges	7.89	7.89		7.89	—	—	7.89
Claims Funding*	50,292.50	50,292.50		50,292.50			50,292.50
Company Auto	—	—		—	—	—	—
Computer Costs	244.94	244.94		244.94	—	—	244.94
Dues And Subscriptions	129.15	129.15		129.15	—	—	129.15
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	618.44	618.44		618.44	—	—	618.44
Forms & Printing	4,429.81	4,429.81		4,429.81	—	—	4,429.81
Insurance	4,551.36	4,551.36		4,551.36	—	—	4,551.36
Meals & Entertainment	87.74	87.74		87.74	—	—	87.74
Miscellaneous	306.20	306.20		306.20	—	—	306.20
Office Expense	304.61	304.61		304.61	—	—	304.61
Postage	4,710.67	4,710.67		4,710.67	—	—	4,710.67
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	3,104.20	3,104.20		3,104.20	—	—	3,104.20
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	19,458.93	19,458.93		19,458.93	—	—	19,458.93
Repairs & Maintenance	2,492.33	2,492.33		2,492.33	—	—	2,492.33
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	884.02	884.02		884.02	—	—	884.02
Telephone	9,494.92	9,494.92		9,494.92	—	—	9,494.92
Temporary Agency Staff	—	—		—	—	—	—
Travel	944.95	944.95		944.95	—	—	944.95
Utilities	5,903.59	5,903.59		5,903.59	—	—	5,903.59
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	389,552.48	231,192.28	158,360.20	231,192.28	158,360.20	—	389,552.48
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	87,772.11	87,772.11		87,772.11	—	—	87,772.11
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	600,619.05	442,258.85	158,360.20	442,258.85	158,360.20	—	600,619.05

TOTAL ALL CASH DISBURSEMENTS	1,404,272.30	1,245,912.10	158,360.20	1,245,912.10	158,360.20	—	1,404,272.30

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,462,083.45
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,462,083.45

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case #	03-13209	Case No.	03-13209
Monthly Court Report for		August-05
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	34,925.54	9,355.66	25,569.88	—	—	34,925.54	—	—	34,925.54

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,266,614.66	39,640.04	99,828.51	1,127,146.11		1,266,614.66	—	—	1,266,614.66
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,266,614.66	39,640.04	99,828.51	1,127,146.11	—	1,266,614.66	—	—	1,266,614.66

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	180,199.76	(41,910.99)	(112,826.59)	152,101.02	182,836.32	(2,636.56)	182,836.32	—	180,199.76
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,446,814.42	(2,270.95)	(12,998.08)	1,279,247.13	182,836.32	1,263,978.10	182,836.32	—	1,446,814.42

Cash Disbursements - Loans
						—
Loan Proceeds Checks	740,783.26			740,783.26		740,783.26			740,783.26
Expenses related to Loans	45,892.86			45,892.86		45,892.86			45,892.86

Subtotal - Loans	786,676.12	—	—	786,676.12	—	786,676.12	—	—	786,676.12

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	16,660.59			16,660.59		16,660.59			16,660.59
Bank Charges	33.43			33.43		33.43	—	—	33.43
Claims Funding*	9,939.93			9,939.93		9,939.93			9,939.93
Company Auto	1,741.75			1,741.75		1,741.75	—	—	1,741.75
Computer Costs	324.40			324.40		324.40	—	—	324.40
Dues And Subscriptions	2,420.00			2,420.00		2,420.00	—	—	2,420.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	—			—		—	—	—	—
Forms & Printing	4,024.05			4,024.05		4,024.05	—	—	4,024.05
Insurance	5,069.80			5,069.80		5,069.80	—	—	5,069.80
Meals & Entertainment	1,483.92			1,483.92		1,483.92	—	—	1,483.92
Miscellaneous	3,023.90			3,023.90		3,023.90	—	—	3,023.90
Office Expense	1,184.32			1,184.32		1,184.32	—	—	1,184.32
Postage	3,953.57			3,953.57		3,953.57	—	—	3,953.57
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	3,104.20			3,104.20		3,104.20	—	—	3,104.20
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	24,415.25			24,415.25		24,415.25	—	—	24,415.25
Repairs & Maintenance	2,492.23			2,492.23		2,492.23	—	—	2,492.23
Roadgard	—			—		—	—	—	—
Seminars & Meetings	639.03			639.03		639.03	—	—	639.03
Taxes & Licenses	6,596.96			6,596.96		6,596.96	—	—	6,596.96
Telephone	12,032.87			12,032.87		12,032.87	—	—	12,032.87
Temporary Agency Staff	—			—		—	—	—	—
Travel	2,025.20			2,025.20		2,025.20	—	—	2,025.20
Utilities	6,957.22			6,957.22		6,957.22	—	—	6,957.22
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	416,742.29			233,905.97	182,836.32	233,905.97	182,836.32	—	416,742.29
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	147,941.88			147,941.88		147,941.88	—	—	147,941.88
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	2,600.54			2,600.54		2,600.54	—	—	2,600.54

Total Other Cash Disbursements	675,407.33	—	—	492,571.01	182,836.32	492,571.01	182,836.32	—	675,407.33

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,462,083.45	—	—	1,279,247.13	182,836.32	1,279,247.13	182,836.32	—	1,462,083.45

	19,656.51	7,084.71	12,571.80	—	—	19,656.51	—	—	19,656.51

Book Balance per bank rec.	19,656.51	7,084.71	12,571.80

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,054,839.25
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,054,839.25

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN		Case #	03-13206	Case No.	03-13206
Monthly Court Report for	August-05
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	128,816.06	10,066.69	—	—	—	118,749.37	128,816.06	—	—	128,816.06

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	968,846.78	39,790.38	—	306,220.81		622,835.59	968,846.78	—	—	968,846.78
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	968,846.78	39,790.38	—	306,220.81	—	622,835.59	968,846.78	—	—	968,846.78

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	57,114.92	(44,990.44)	—	634,077.90	114,540.54	(646,513.08)	(57,425.62)	114,540.54	—	57,114.92
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,025,961.70	(5,200.06)	—	940,298.71	114,540.54	(23,677.49)	911,421.16	114,540.54	—	1,025,961.70

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	619,313.64			619,313.64			619,313.64			619,313.64
Expenses related to Loans	24,897.88			24,897.88			24,897.88			24,897.88

Subtotal - Loans	644,211.52	—	—	644,211.52	—	—	644,211.52	—	—	644,211.52

							—
							—
Cash Disbursements - Other							—
Advertising	18,191.95			18,191.95			18,191.95			18,191.95
Bank Charges	—		—	—			—	—	—	—
Claims Funding*	7,221.26			7,221.26			7,221.26			7,221.26
Company Auto	1,483.86			1,483.86			1,483.86	—	—	1,483.86
Computer Costs	348.78			348.78			348.78	—	—	348.78
Dues And Subscriptions	89.95			89.95			89.95	—	—	89.95
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	44,125.77			44,125.77			44,125.77	—	—	44,125.77
Forms & Printing	3,002.12			3,002.12			3,002.12	—	—	3,002.12
Insurance	2,672.47			2,672.47			2,672.47	—	—	2,672.47
Meals & Entertainment	1,310.82			1,310.82			1,310.82	—	—	1,310.82
Miscellaneous	892.73			892.73			892.73	—	—	892.73
Office Expense	2,022.62			2,022.62			2,022.62	—	—	2,022.62
Postage	3,271.81			3,271.81			3,271.81	—	—	3,271.81
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	2,633.70			2,633.70			2,633.70	—	—	2,633.70
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	25,300.70			25,300.70			25,300.70	—	—	25,300.70
Repairs & Maintenance	1,803.86			1,803.86			1,803.86	—	—	1,803.86
Roadgard	—			—			—	—	—	—
Seminars & Meetings	350.00			350.00			350.00	—	—	350.00
Taxes & Licenses	190.38			190.38			190.38	—	—	190.38
Telephone	9,901.91			9,901.91			9,901.91	—	—	9,901.91
Temporary Agency Staff	—			—			—	—	—	—
Travel	3,141.02			3,141.02			3,141.02	—	—	3,141.02
Utilities	4,966.77			4,966.77			4,966.77	—	—	4,966.77
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	277,108.12			162,567.58	114,540.54		162,567.58	114,540.54	—	277,108.12
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	597.13			597.13			597.13	—	—	597.13

Total Other Cash Disbursements	410,627.73	—	—	296,087.19	114,540.54	—	296,087.19	114,540.54	—	410,627.73

							—

TOTAL ALL CASH DISBURSEMENTS	1,054,839.25	—	—	940,298.71	114,540.54	—	940,298.71	114,540.54	—	1,054,839.25

	99,938.51	4,866.63	—	—	—	95,071.88	99,938.51	—	—	99,938.51

Book Balance per bank rec.	99,938.51	4,866.63	—			95,071.88

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	656,516.34
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$656,516.34

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp		Case No.	03-13205	Case No.	03-13205
Monthly Court Report for	August-05
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(675,588.67)	102,018.31	257,756.63	(1,024,580.15)	(10,783.46)	(675,588.67)	—	—	(675,588.67)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	617,722.35		617,722.35		—	617,722.35	—	—	617,722.35
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	207.79	207.79				207.79	—	—	207.79

SUBTOTAL	617,930.14	207.79	617,722.35	—	—	617,930.14	—	—	617,930.14

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	477,452.61		(376,615.22)	728,050.54	126,017.29	351,435.32	126,017.29	—	477,452.61
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,095,382.75	207.79	241,107.13	728,050.54	126,017.29	969,365.46	126,017.29	—	1,095,382.75

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	14,492.41			14,492.41		14,492.41			14,492.41
Bank Charges	20,223.19			20,223.19		20,223.19	—	—	20,223.19
Claims Funding*	58,171.67			58,171.67		58,171.67			58,171.67
Company Auto	2,745.13			2,745.13		2,745.13	—	—	2,745.13
Computer Costs	2,316.38			2,316.38		2,316.38	—	—	2,316.38
Dues And Subscriptions	320.00			320.00		320.00	—	—	320.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	2,204.32			2,204.32		2,204.32	—	—	2,204.32
Fixed Assets	50,828.25			50,828.25		50,828.25	—	—	50,828.25
Forms & Printing	21,635.57			21,635.57		21,635.57	—	—	21,635.57
Insurance	15,301.53			15,301.53		15,301.53	—	—	15,301.53
Meals & Entertainment	1,254.47			1,254.47		1,254.47	—	—	1,254.47
Miscellaneous	13,914.61			13,914.61		13,914.61	—	—	13,914.61
Office Expense	1,607.63			1,607.63		1,607.63	—	—	1,607.63
Postage	12,645.41			12,645.41		12,645.41	—	—	12,645.41
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	33,643.57			33,643.57		33,643.57	—	—	33,643.57
Professional Fees-Ordinary Course	26,440.72			26,440.72		26,440.72	—	—	26,440.72
Rent	17,851.66			17,851.66		17,851.66	—	—	17,851.66
Repairs & Maintenance	200.38			200.38		200.38	—	—	200.38
Roadgard	—			—		—	—	—	—
Seminars & Meetings	2,050.00			2,050.00		2,050.00	—	—	2,050.00
Taxes & Licenses	750.28			750.28		750.28	—	—	750.28
Telephone	9,715.36			9,715.36		9,715.36	—	—	9,715.36
Temporary Agency Staff	9,763.25			9,763.25		9,763.25	—	—	9,763.25
Travel	5,748.78			5,748.78		5,748.78	—	—	5,748.78
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	325,512.35			203,286.82	122,225.53	203,286.82	122,225.53	—	325,512.35
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	7,179.42			7,179.42		7,179.42	—	—	7,179.42

Total Other Cash Disbursements	656,516.34	—	—	534,290.81	122,225.53	534,290.81	122,225.53	—	656,516.34

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	656,516.34	—	—	534,290.81	122,225.53	534,290.81	122,225.53	—	656,516.34

	(236,722.26)	102,226.10	498,863.76	(830,820.42)	(6,991.70)	(240,514.02)	3,791.76	—	(236,722.26)

Book Balance per bank rec.	(236,722.26)	102,226.10	498,863.76	(830,820.42)	(6,991.70)
	—	—		—
			—

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant		Case #	03-13207	Case No.	03-13207
Monthly Court Report for	August-05
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive		Case #	03-13210	Case No.	03-13210
Monthly Court Report for	August-05
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
Total Cash Receipts and Transfers
Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	August-05

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit(Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes
Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor -2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	August-05

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operation as Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the

bankruptcy	proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

8/31/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,071,994	—	—	3,071,994	73.5%	—	3,071,994	71.1%
I/B Income	—	—	—	—	—	—	—	0.0%	5,974	5,974	0.1%
Fee Income	—	—	—	483,876	—	—	483,876	11.6%	—	483,876	11.2%
Late Charges	—	—	—	239,107	—	—	239,107	5.7%	—	239,107	5.5%

Total Interest Income	—	—	—	3,794,978	—	—	3,794,978	90.8%	5,974	3,800,951	87.9%
Interest Expense	—	—	—	176,291	206,793	—	383,084	9.2%	1,396	384,480	8.9%
Net Interest Income	—	—	—	3,618,686	(206,793)	—	3,411,894	81.6%	4,577	3,416,471	79.0%

Provision for Loan Losses
P&L Recoveries	—	—	—	(51,103)	—	—	(51,103)	-1.2%	(4,785)	(55,888)	-1.3%
Reserves	—	—	—	(1,011,785)	—	—	(1,011,785)	-24.2%	—	(1,011,785)	-23.4%
Cash	—	—	—	772,794	—	—	772,794	18.5%	950	773,745	17.9%

Total Provision	—	—	—	(290,093)	—	—	(290,093)	-6.9%	(3,835)	(293,928)	-6.8%
Net Interest included Provision	—	—	—	3,908,780	(206,793)	—	3,701,987		8,412	3,710,399
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	320,957	—	—	320,957	7.7%	135,514	456,470	10.6%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	34,473	—	—	34,473	0.8%	—	34,473	0.8%
Other Income	—	—	—	204	30,069	—	30,273	0.7%	—	30,273	0.7%

Total Direct Income	—	—	—	355,634	30,069	—	385,702	9.2%	135,514	521,216	12.1%
Total Revenue	—	—	—	4,150,611	30,069	—	4,180,680	100.0%	141,488	4,322,168	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,377,146	44,119	—	1,421,264	34.0%	—	1,421,264	32.9%
Commissions/Bonus	—	—	—	175,538	—	—	175,538	4.2%	—	175,538	4.1%
Benefits	—	—	—	174,999	1,760	—	176,759	4.2%	—	176,759	4.1%
Taxes	—	—	—	123,241	1,770	—	125,011	3.0%	—	125,011	2.9%
Other	—	—	—	11,038	75	—	11,113	0.3%	(43)	11,070	0.3%

Total Personnel	—	—	—	1,861,962	47,723	—	1,909,685	45.7%	(43)	1,909,642	44.2%
Building
Rent	—	—	—	184,092	3,684	—	187,776	4.5%	—	187,776	4.3%
Utilities	—	—	—	49,255	631	—	49,886	1.2%	—	49,886	1.2%
Depreciation	—	—	—	53,793	4,270	—	58,063	1.4%	4,323	62,386	1.4%
Other	—	—	—	4,705	—	—	4,705	0.1%	—	4,705	0.1%

Total Building	—	—	—	291,845	8,585	—	300,431	7.2%	4,323	304,753	7.1%
Telecommunications
Telephone	—	—	—	89,699	1,128	—	90,827	2.2%	—	90,827	2.1%
Computers	—	—	—	47,277	4,627	—	51,904	1.2%	12,175	64,079	1.5%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	136,976	5,755	—	142,731	3.4%	12,175	154,906	3.6%
Advertising	—	—	—	142,553	—	—	142,553	3.4%	—	142,553	3.3%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	7,042	7,042	0.2%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	4,924	4,924	0.1%
Professional Fees	—	—	—	41,053	464,422	—	505,475	12.1%	1,606	507,080	11.7%
Collection Expense	—	—	—	1,295	—	—	1,295	0.0%	410	1,704	0.0%
Travel	—	—	—	92,530	91	—	92,621	2.2%	—	92,621	2.1%
Office Expense	—	—	—	114,858	3,402	—	118,260	2.8%	—	118,260	2.7%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	11,303	—	—	11,303	0.3%	—	11,303	0.3%
Taxes & Licenses	—	—	—	24,487	625	—	25,112	0.6%	25	25,137	0.6%
Other	—	—	—	59,725	2,219	—	61,943	1.5%	123,548	185,491	4.3%

Total Other Expense	—	—	—	210,372	6,246	—	216,618	5.2%	123,573	340,191	7.9%

Total Direct Expense	—	—	—	2,664,784	739,615	—	3,404,399	81.4%	151,571	3,555,970	82.3%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	1,485,827	(709,546)	—	776,281	18.6%	(10,083)	766,198	17.7%
Income Tax (34%)	—	—	—	573,830	—	—	573,830	13.7%	—	573,830	13.3%

Net Income	—	—	—	911,997	(709,546)	—	202,451	4.8%	(10,083)	192,368	4.5%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru May 31, 2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	60,264,376	36	—	60,642,957	67.8%	10,166,085	70,809,042	82.3%
I/B Income	—	—	—	—	—	—	—	0.0%	3,659,687	3,659,687	4.3%
Fee Income	226,383	105,384	—	6,803,618	—	—	7,135,385	8.0%	51,566	7,186,951	8.4%
Late Charges	149,281	—	—	4,632,221	—	—	4,781,502	5.3%	1,064,348	5,845,850	6.8%

Total Interest Income	741,283	118,310	—	71,700,215	36	—	72,559,844	81.2%	14,941,686	87,501,530	101.7%
Interest Expense	113,794	52,912	0	3,159,508	4,805,518	—	8,131,732	9.1%	3,247,359	11,379,090	13.2%

Net Interest Income	627,489	65,398	(0)	68,540,707	(4,805,482)	—	64,428,112	72.1%	11,694,328	76,122,440	88.4%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(873,097)	—	—	(882,592)	-1.0%	(2,512,037)	(3,394,629)	-3.9%
Reserves	—	(20,000)	—	(757,293)	—	—	(777,293)	-0.9%	(7,657,559)	(8,434,852)	-9.8%
Cash	557,239	64,134	4,612	19,569,808	—	—	20,195,793	22.6%	21,304,075	41,499,867	48.2%

Total Provision	547,854	44,024	4,612	17,939,419	—	—	18,535,908	20.7%	11,134,479	29,670,387	34.5%
Net Interest included Provision	79,635	21,375	(4,612)	50,601,288	(4,805,482)	—	45,892,204		559,849	46,452,053
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	9,464,078	—	—	9,464,078	10.6%	1,551,199	11,015,276	12.8%
Insurance Commissions	—	—	3,223,179	(1,178,362)	—	—	2,044,817	2.3%	79,011	2,123,828	2.5%
Earned Insurance	—	—	—	—	—	—	—	0.0%	386,424	386,424	0.4%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	536,914	—	—	537,810	0.6%	—	537,810	0.6%
Other Income	—	256,832	2,040,050	1,609,447	892,361	—	4,798,690	5.4%	(20,292,460)	(15,493,771)	-18.0%

Total Direct Income	—	256,832	5,264,125	10,432,076	892,361	—	16,845,394	18.8%	(18,275,827)	(1,430,433)	-1.7%
Total Revenue	741,283	375,142	5,264,125	82,132,291	892,397	—	89,405,238	100.0%	(3,334,141)	86,071,097	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	23,443,094	1,848,851	—	27,108,634	30.3%	5,116,963	32,225,597	37.4%
Commissions/Bonus	—	58,213	366,715	3,905,351	302,445	—	4,632,723	5.2%	481,502	5,114,225	5.9%
Benefits	6,989	12,842	142,412	2,484,746	85,310	—	2,732,299	3.1%	451,031	3,183,330	3.7%
Taxes	6,914	15,553	159,820	2,567,630	166,480	—	2,916,398	3.3%	576,977	3,493,374	4.1%
Other	—	—	66,338	182,641	82,406	—	331,385	0.4%	130,096	461,480	0.5%

Total Personnel	100,067	259,140	2,293,278	32,583,462	2,485,491	—	37,721,438	42.2%	6,756,569	44,478,006	51.7%
Building
Rent	392	9,889	184,677	3,258,107	229,314	—	3,682,379	4.1%	865,968	4,548,347	5.3%
Utilities	—	216	40,071	728,889	43,868	—	813,044	0.9%	152,785	965,829	1.1%
Depreciation	40,494	2,445	84,488	1,190,956	335,280	—	1,653,664	1.8%	586,349	2,240,013	2.6%
Other	428	257	—	290,639	12,079	—	303,403	0.3%	109,340	412,742	0.5%

Total Building	41,314	12,806	309,236	5,468,591	620,542	—	6,452,490	7.2%	1,714,441	8,166,931	9.5%
Telecommunications
Telephone	6,010	6,411	89,222	1,632,624	168,395	—	1,902,662	2.1%	393,284	2,295,946	2.7%
Computers	27,156	3,315	80,347	487,693	241,115	—	839,626	0.9%	379,570	1,219,196	1.4%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.4%	91,889	484,297	0.6%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	2,471,281	433,090	—	3,134,144	3.5%	865,443	3,999,587	4.6%
Advertising	—	113	43,816	2,329,512	4,720	—	2,378,161	2.7%	163,791	2,541,951	3.0%
Reinsurance Claims Expense	—	—	—	1,236,568	—	—	1,236,568	1.4%	1,552,869	2,789,438	3.2%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	409,493	409,493	0.5%
Professional Fees	2,386	9,408	36,482	464,239	28,454,919	—	28,967,434	32.4%	97,227	29,064,660	33.8%
Collection Expense	1,860	51	—	35,676	—	—	37,587	0.0%	677,756	715,342	0.8%
Travel	—	6,620	24,540	1,640,217	127,552	—	1,798,930	2.0%	207,618	2,006,548	2.3%
Office Expense	23,071	3,158	52,550	1,949,855	230,140	—	2,258,774	2.5%	485,968	2,744,742	3.2%
Entertainment	—	68	—	110,465	35	—	110,569	0.1%	126	110,695	0.1%
Amortization	—	—	101,806	258,203	—	—	360,009	0.4%	12,568,082	12,928,091	15.0%
Taxes & Licenses	5,636	3,405	20,599	459,254	71,310	—	560,204	0.6%	201,237	761,441	0.9%
Other	1,326	29,298	567,361	2,148,410	32,353	—	2,778,749	3.1%	2,285,231	5,063,980	5.9%

Total Other Expense	30,033	35,930	742,315	4,926,188	333,838	—	6,068,304	6.8%	15,540,644	21,608,948	25.1%

Total Direct Expense	871,340	431,143	3,639,880	72,254,661	37,265,670	—	114,462,695	128.0%	42,367,687	156,830,381	182.2%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	(130,057)	(56,002)	1,609,148	9,855,772	(36,293,822)	—	(25,014,960)	-28.0%	(45,744,324)	(70,759,284)	-82.2%
Income Tax (34%)	—	—	66,684	3,576,390	5,598,039	—	9,241,112	10.3%	(6,674,996)	2,566,117	3.0%

Net Income	(130,057)	(56,002)	1,542,464	6,279,383	(41,891,860)	—	(34,256,073)	-38.3%	(39,069,328)	(73,325,401)	-85.2%

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	August-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

*	“Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	August-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

8/31/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets

Cash/Investments	(5,583)	—	—	884,305	19,560,078	—	20,438,800	(1,673)	—	(1,673)	20,437,127
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	70,439,222	—	—	70,439,222	505,266	—	505,266	70,944,488
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(12,384,536)	—	—	(12,384,536)	0	—	0	(12,384,536)
Loss Reserve	—	—	—	(7,996,784)	(10,000)	—	(8,006,784)	(366,005)	—	(366,005)	(8,372,788)
Unearned Insurance	—	—	—	(835,631)	—	—	(835,631)	(1,996,358)	(767,029)	(2,763,387)	(3,599,018)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,933,828	498,627	—	7,432,455	419,242	—	419,242	7,851,697
Accumulated Depreciation	—	—	—	(5,274,419)	(412,342)	—	(5,686,761)	(351,811)	—	(351,811)	(6,038,572)
Accounts Receivable	73,260	—	(102)	73,040	4,377,302	—	4,523,500	770,257	20,896	791,153	5,314,653
Repossessed Automobiles	—	—	—	—	—	—	—	115,145	—	115,145	115,145
Intercompany Balance	567,463	57,761	(3,413,149)	(30,157,569)	75,852,472	(6,248,675)	36,658,303	(46,246,393)	9,588,090	(36,658,303)	0
Goodwill	—	—	—	18,200,048	—	—	18,200,048	—	—	—	18,200,048
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(291,022)	—	—	(291,022)	—	—	—	(291,022)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	258,427	258,427	258,427
Prepaid Assets	—	—	—	1,214,263	15,834	—	1,230,098	11,643	—	11,643	1,241,741
Other Assets	—	—	—	288,129	1,821,525	—	2,109,655	10,871	85,914	96,785	2,206,440

Total Assets	635,140	57,761	(3,413,251)	41,092,876	126,061,105	(18,409,595)	146,024,036	(47,129,815)	9,186,298	(37,943,517)	108,080,518
Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	3,311,133	—	3,312,643	32,347	—	32,347	3,344,990
Notes Payable	—	—	67,738	—	39,688,299	—	39,756,038	—	—	—	39,756,038
Subordinated Notes Payable	—	—	—	—	120,905,289	—	120,905,289	1,896,371	—	1,896,371	122,801,661
Accounts Payable	4,236	1,509	13,541	636,102	46,048	—	701,437	493,774	3,338,245	3,832,018	4,533,455
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	3,287,639	(4,600)	—	3,283,039	—	124,370	124,370	3,407,409
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	2,388,441	100,514	—	2,491,289	29,159	8,171	37,330	2,528,619
Other Liabilities	296,174	—	—	49,581	23,744	—	369,499	72,280	263,934	336,213	705,712

Total Liabilities	302,744	1,509	82,789	6,361,763	165,130,824	—	171,879,629	2,523,931	3,952,115	6,476,046	178,355,675
Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,668	2,349,459	68,667	—	—	—	68,667
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,147	(3,419,685)	8,835,047	—	—	—	8,835,047
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(519,190)	56,252	(4,704,772)	32,960,517	(34,001,747)	(18,010,334)	(24,219,275)	(50,041,121)	4,751,932	(45,289,188)	(69,508,464)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(24,413)	—	—	3,455,068	(13,536,718)	—	(10,106,064)	387,375	482,251	869,625	(9,236,439)

Total Stockholders’ Equity	332,396	56,252	(3,496,040)	34,731,113	(39,069,719)	(18,409,595)	(25,855,593)	(49,653,746)	5,234,183	(44,419,563)	(70,275,156)
Total Liabilities & Stockholders’ Equity	635,140	57,761	(3,413,251)	41,092,876	126,061,105	(18,409,595)	146,024,036	(47,129,815)	9,186,298	(37,943,517)	108,080,518

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY
									Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	August 31, 2005

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$119,200.77	$119,200.77	Bi-Weekly	EFT	0
FICA-Employee	0	$77,412.10	$77,412.10	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$1,783.46	$1,783.46	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$326,420.31	$326,420.31	$0.00		$0.00

State and Local
Withholding	0	$38,977.07	$38,977.07	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$834.44	$834.44
Personal Property		1,979.80	$1,979.80
Other:	0	6,874.57	$6,874.57			0

Total State and Local Taxes	$0.00	$48,665.88	$48,665.88	$0.00		$0.00

TOTAL TAXES		$375,086.19	$375,086.19			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for	August-05

	Consolidated Totals	TICO- AL	TICO- GA	TICO- DE	TICO- MS	TICO- NC	TICO- OH	MODERN REC	TICO- SC	TICO- TN	TICO- HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	35,033.46	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,548.26	0.00	0.00	0.00	26,485.20
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	35,033.46	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,548.26	0.00	0.00	0.00	26,485.20

Cash Disbursements
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	37,205.20	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,548.26	0.00	0.00	0.00	28,656.94
Employee Witholding of Insurance/etc	(2,171.74)														(2,171.74)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	35,033.46	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,548.26	0.00	0.00	0.00	26,485.20

	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	35,033.46	0.00	35,033.46
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	35,033.46	0.00	35,033.46

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	37,205.20		37,205.20
Employee Witholding of Insurance/etc.	0.00	(2,171.74)		(2,171.74)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	35,033.46	0.00	35,033.46

	0.00	0.00	0.00	0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 8/5/2005	Period Ending 8/19/2005	Period Ending	Total
Corporate
Salary expense	$13,566.92	$13,566.92	$—	$27,133.84
FICA/FUTA/SUTA	$592.81	$592.81	$—	$1,185.62
401(k) match	$168.74	$168.74	$—	$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$14,328.47	$14,328.47	$—	$28,656.94

Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—

Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—

Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Tico
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08	$—	$584.16
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26

Period Total	$18,602.60	$18,602.60	$—	$37,205.20
401(k) payable	$(865.23)	$(865.23)	$—	$(1,730.46)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(26.92)	$(26.92)	$—	$(53.84)
Life insurance	$(18.88)	$(18.88)	$—	$(37.76)
Contingent health liability	$(148.98)	$(148.98)	$—	$(297.96)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$17,516.73	$17,516.73	$—	$35,033.46
	$(1,085.87)	$(1,085.87)	$—	$(2,171.74)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$12,233.27	$12,233.26	$—	$24,466.53
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$2,484.69	$2,484.69	$—	$4,969.38
EE SS Tax	$633.41	$633.40	$—	$1,266.81
ER SS Tax	$633.41	$633.41	$—	$1,266.82
EE Med Tax	$251.47	$251.49	$—	$502.96
ER Med Tax	$251.48	$251.48	$—	$502.96
State/local Tax	$1,029.00	$1,029.00	$—	$2,058.00
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$17,516.73	$17,516.73	$—	$35,033.46

				$—
reconciliation	$—	$—	$—	$—
Accrual	$1,085.87	$1,085.87	$—	$2,171.74

PAYROLL - TICO

	Period Ending 8/5/2005	Period Ending 8/19/2005	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08	$—	$584.16
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$4,274.13	$4,274.13	$—	$8,548.26

THE THAXTON GROUP		Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	August-05		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(10,783.46)	—	—	—	—	—		(10,783.46)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,383,957.91	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	126,017.29
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,383,957.91	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	126,017.29

Cash Disbursements - Loans
Gross Wages	1,328,198.13	42,823.50	357,558.00	344,474.40	171,097.00	149,193.44	119,018.58	144,033.21
Federal Tax	114,231.39	3,198.14	29,943.67	31,280.74	14,544.52	9,808.38	10,561.30	14,894.64
SS Tax	76,145.29	2,606.67	20,762.79	19,021.99	10,397.06	9,037.90	7,219.18	7,099.70
Med Tax	18,777.91	609.60	5,051.85	4,878.24	2,431.50	2,113.69	1,688.36	2,004.67
EIC	(107.15)	—	—	(107.15)	—	—	—	—
State Tax	36,919.07	1,696.00	118.48	15,259.31	7,032.85	5,775.56	218.45	6,818.42
Advance	433.80	—	(636.60)	416.24	—	—	375.00	279.16
Mileage	(38,844.40)	(1,358.28)	(11,849.20)	(10,742.24)	(4,706.20)	(6,360.20)	(3,690.38)	(137.90)
Miscellaneous	346.15	—	—	346.15	—	—	—	—
Shortage	694.66	—	12.53	626.13	56.00	—	—	—
STD	1,928.85	74.79	656.49	476.44	185.59	227.14	138.50	169.90
Medical	24,493.51	625.82	6,825.80	5,709.89	2,563.30	2,510.54	1,862.82	4,395.34
401K Loans	5,977.24	—	3,326.06	989.58	334.54	—	—	1,327.06
401K Deducts	16,846.73	526.51	4,654.61	5,236.28	1,678.25	323.25	398.09	4,029.74
AHL Dental	5,414.82	100.68	1,483.34	1,504.62	707.64	768.94	409.28	440.32
AHL Cancer	1,228.18	53.74	361.80	278.56	139.72	133.76	72.36	188.24
AHL Life	3,660.49	169.13	1,018.07	868.20	529.38	516.65	255.04	304.02
Flex Med	1,894.60	—	230.76	535.36	—	—	235.28	893.20
Dep Care	317.24	—	269.24	48.00	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	76.00	4.00	30.00	1.00	10.00	12.00	15.00	4.00
Garnishment	899.66	—	423.80	253.86	—	—	222.00	—
Bankrpc	300.00	—	—	—	300.00	—	—	—
Child support	10,290.30	428.68	3,277.60	1,736.69	1,000.00	1,225.51	1,776.82	845.00
Tax Levy	949.13	—	—	750.00	—	—	—	199.13
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	282,873.47	8,735.48	65,961.09	79,367.89	37,204.15	26,093.12	21,757.10	43,754.64
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	12,439.09	428.68	3,701.40	2,740.55	1,300.00	1,225.51	1,998.82	1,044.13
Federal Tax	114,231.39	3,198.14	29,943.67	31,280.74	14,544.52	9,808.38	10,561.30	14,894.64
EE SS Tax	76,145.29	2,606.67	20,762.79	19,021.99	10,397.06	9,037.90	7,219.18	7,099.70
ER SS Tax	76,235.58	2,606.68	20,780.22	19,029.85	10,422.74	9,030.04	7,266.32	7,099.73
EE Med Tax	18,777.91	609.60	5,051.85	4,878.24	2,431.50	2,113.69	1,688.36	2,004.67
ER Med Tax	18,799.06	609.63	5,055.83	4,879.87	2,437.57	2,112.11	1,699.38	2,004.67
State Tax	36,919.07	1,696.00	118.48	15,259.31	7,032.85	5,775.56	218.45	6,818.42
Futa	1,783.46	69.26	422.12	472.36	233.25	216.14	282.35	87.98
Suta	7,607.86	214.39	1,876.89	1,800.92	1,703.91	823.98	1,164.69	23.08
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(6,991.70)	—	—	—	—	—	—	(6,991.70)

Book Balance per bank rec.	(6,991.70)		—		—	—		(6,991.70)
Ending Bank Balance per bank rec.

THE THAXTON GROUP	Case No.	-
Cash Disbursements for THAXTON INVESTMENT PAYROLL
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(10,783.46)	—	(10,783.46)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,383,957.91	—	1,383,957.91
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,383,957.91	—	1,383,957.91

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,328,198.13
Federal Tax	—	114,231.39
SS Tax	—	76,145.29	—	76,145.29
Med Tax	—	18,777.91
EIC	—	(107.15)	—	(107.15)
State Tax	—	36,919.07	—	36,919.07
Advance	—	433.80	—	433.80
Mileage	—	(38,844.40)	—	(38,844.40)
Miscellaneous	—	346.15	—	346.15
Shortage	—	694.66	—	694.66
STD	—	1,928.85	—	1,928.85
Medical	—	24,493.51	—	24,493.51
401K Loans	—	5,977.24	—	5,977.24
401K Deducts	—	16,846.73	—	16,846.73
AHL Dental	—	5,414.82	—	5,414.82
AHL Cancer	—	1,228.18	—	1,228.18
AHL Life	—	3,660.49	—	3,660.49
Flex Med	—	1,894.60	—	1,894.60
Dep Care	—	317.24	—	317.24
Stop Payment Fee	—	—	—	—
Garnishment fee	—	76.00	—	76.00
Garnishment	—	899.66	—	899.66
Bankrpc	—	300.00	—	300.00
Child support	—	10,290.30	—	10,290.30
Tax Levy	—	949.13	—	949.13
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	282,873.47	—	282,873.47
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	12,439.09	—	12,439.09
Federal Tax	—	114,231.39		114,231.39
EE SS Tax	—	76,145.29		76,145.29
ER SS Tax	—	76,235.58		76,235.58
EE Med Tax	—	18,777.91		18,777.91
ER Med Tax	—	18,799.06		18,799.06
State Tax	—	36,919.07		36,919.07
Futa	—	1,783.46		1,783.46
Suta	—	7,607.86		7,607.86
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(6,991.70)	—	(6,991.70)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	August-05

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$69,309,778
Plus Amounts billed during the period	$11,427,994
Sold Receivables during month
Less Amounts collected during the period	($9,860,031)

Total Accounts Receivable at the end of the reporting period	$70,877,741

Accounts Receivable Aging	Amount
0-30 days old	$66,495,647
31-60 days old	$1,849,950
61-90 days old	$1,140,195
91+ days old	$1,391,949
Total Accounts Receivable	$70,877,741
Amount considered uncollectible (Bad Debt) - Reserve

Accounts Receivable (Net)	$70,877,741

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this period? If yes, provide an explanation below.	X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2.	First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 08/31/2005

Aged Accounts Receivable

(Gross Balance as of 08/31/05)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$63,215,119	$63,078,887	$136,232	$—	$—
Potential (1-30)	$3,280,528	$3,259,359	$21,169	$—	$—
31-60 Days	$1,849,950	$1,826,502	$23,448	$—	$—
61-90 Days	$1,140,195	$1,128,147	$12,047	$—	$—
91 and Over	$1,391,949	$1,146,327	$245,623	$—	$—
Total Delinquency	$7,662,622	$7,360,335	$302,287	$—	$—

Total Gross Receivables	$70,877,741	$70,439,222	$438,519	$—	$—

Post Accounts Payable
(As of 08/31/05)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$—

Prepared by Danny Bufford	L\AR Split 2003\ Weekly Loans Rec\ THE THAXTON GROUP MONTHLY OPERATING REPORT - August 2005, AR AP

CASES 03-13182 - 03-13213
THE THAXTON GROUP		JOINTLY ADMINISTERED
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated
Monthly Court Report for	Aug-05

			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	75,063,802.21	—	—	(3,413,149.00)	57,761.00	567,463.30	—	(33,063,912.94)	(46,261,015.57)
Cash Transfers between companies	0.00		624,016.26							(640,049.82)	16,033.56
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	(1.00 —)		(6,724.14)							6,738.14	(15.00)
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	(0.00)		177,687.61							(176,291.22)	(1,396.39)
Payroll	—		(6,311.00)							6,311.00
Analysis charges	—
Audit accrual	—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 08/31/05	(1.00)	6,248,675.00	75,852,470.94	—	—	(3,413,149.00)	57,761.00	567,463.30	—	(33,867,204.84)	(46,246,393.40)

	(1.00)	6,248,675.00	75,852,470.94	—	—	(3,413,149.00)	57,761.00	567,463.30	—	(33,867,204.84)	(46,246,393.40)

Balance Sheet - August 31, 2005	—	6,248,675.00	75,852,472.00			(3,413,149.00)	57,761.00	567,463.00		(33,867,205.00)	(46,246,393.00)